UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________
FORM 8-K
________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2024, (September 19, 2024)
MASIMO CORPORATION
(Exact name of registrant as specified in its charter)
________________________________________________

DE			001-33642		33-0368882
(State or other jurisdiction of incorporation)			(Commission File Number)		(IRS Employer Identification No.)
52 Discovery	Irvine,	CA			92618
(Address of Principal Executive Offices)					(Zip Code)
			(949)	297-7000
Registrant’s telephone number, including area code:
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MASI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company		☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 2.02.	Results of Operations and Financial Condition.
On September 25, 2024, Masimo Corporation (the “Company”) issued a press release reaffirming certain guidance. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
In accordance with General Instructions B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02......Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Chief Executive Officer
The Company held its annual meeting of the shareholders (the “Meeting”) on September 19, 2024. The same day, Mr. Joe Kiani delivered a notification (the “Notice”) to the Board of Directors (the “Board”) of the Company stating his decision to resign from his position of Chief Executive Officer of the Company.
Additionally, later on September 19, 2024, Mr. Kiani filed a claim in California state court relating to his employment agreement, as amended, seeking declaratory relief that he had validly terminated his employment for “Good Reason.” The Board is evaluating Mr. Kiani’s Notice as well as his lawsuit against the Company.
Interim Chief Executive Officer
On September 24, 2024, the Board appointed Board member Michelle Brennan to serve as the Company’s interim chief executive officer (“Interim CEO”) effective immediately. This decision was made in light of the matters involving Mr. Kiani set forth above under the heading “Chief Executive Officer” in this Item 5.02. The Board is retaining Korn Ferry to assist with chief executive officer succession planning.
Michelle Brennan, age 59, has over 30 years of business experience in the healthcare industry, and currently serves on the boards of Cardinal Health, Inc., where she sits on the Audit Committee and the Human Resources & Compensation Committee, and Perosphere Technologies Inc. Before her retirement, Ms. Brennan held various positions of increasing responsibility over 32 years at Johnson & Johnson, a researcher, developer, and manufacturer in the healthcare and consumer packaged goods fields, where she most recently served as Global Value Creation Leader from January 2019 to August 2020. Prior to that role, she served as Company Group Chair of Medical Devices in Europe, the Middle East, and Africa (“EMEA”) from 2015 to December 2018, and from 2007 to 2014 she held various senior management positions including President of Enterprise Standards & Productivity, Worldwide President of Ethicon Energy, Regional President of Ethicon Endo Surgery for EMEA, the Mediterranean and Iberia, and Worldwide Vice President of Business Development & Strategy for Ethicon Endo Surgery. Throughout her time at Johnson & Johnson, Ms. Brennan held significant board roles for the company, including Chair of the Board for Medtech Europe Trade Association. She was also previously a member of the UK’s Office of Life Sciences Council and Chairman of the Council’s Health Technology Partnership Committee. Ms. Brennan earned a B.S. in Business Administration from the University of Kansas.
None of the Ms. Brennan’s employers during the last five years is a parent, subsidiary or other affiliate of the Company. Ms. Brennan has not been employed by the Company prior to her appointment as Interim CEO; she has served as a director of the Company since 2023. There is no material plan, contract or arrangement to which Ms. Brennan is a party, or in which she participates, that is entered into, or material amendment thereto, in connection with her appointment as Interim CEO, or any grant or award to Ms. Brennan (or modification thereto) under any such plan, contract or arrangement in connection with her appointment as Interim CEO.
There are no arrangements or understandings between Ms. Brennan and any other persons pursuant to which Ms. Brennan was selected as Interim CEO. There are no family relationships between Ms. Brennan and any director or any executive officer of the Company. Ms. Brennan has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
The information set forth below under Item 5.07 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Company held the Meeting on September 19, 2024. At the Meeting, a total of 48,749,948 shares, or approximately 91% of the Company’s common stock issued and outstanding as of the record date, were represented in person or by proxy. At the Meeting, the Company’s stockholders considered four proposals, each of which is described in more detail in the Company’s revised definitive proxy statement filed with the Securities and Exchange Commission on August 22, 2024 (the “Proxy Statement”).
On September 24, 2024, First Coast Results, Inc. (the “Inspector of Election”) issued its final report, which certified the final voting results for the Meeting. Set forth below is a brief description of each matter voted upon at the Meeting, which are more fully described in the Proxy Statement, and the final voting results with respect to each matter as provided by the Inspector of Election.
Proposal No. 1: To elect two Class II nominees for director to serve until the Company’s 2025 Annual Meeting of Stockholders, or until his or her respective successor is duly elected and qualified.
Company Nominees:

Nominee	For	Withhold
Christopher Chavez	14,041,676	34,706,178
Joe Kiani	19,484,844	29,263,821
Politan Group Nominees:

Nominee	For	Withhold
William Jellison	34,080,277	14,668,350
Darlene Solomon	29,813,741	18,934,883
The Company’s stockholders voted to elect William Jellison and Darlene Solomon as directors to serve until the Company’s 2025 Annual Meeting of Stockholders, or until his or her respective successor is duly elected and qualified.
Proposal No. 2: To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2024.

For	Against	Abstentions	Broker Non Votes
47,817,976	856,797	75,175	—
The Company’s stockholders voted to approve the ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm.
Proposal No. 3: To provide an advisory vote to approve the compensation of the Company’s named executive officers.

For	Against	Abstentions	Broker Non Votes
31,525,446	17,074,692	149,809	—
The Company’s stockholders voted for the advisory vote to approve the compensation of the Company’s named executive officers.

Stockholder Proposal:
Proposal No. 4: To approve a stockholder proposal to repeal any provision of, or amendment to, the Company’s Bylaws adopted by the Board of Directors without stockholder approval subsequent to April 20, 2023 and up to and including the date of the Meeting.

For	Against	Abstentions	Broker Non Votes
34,821,698	13,788,696	139,554	—
In order to be approved, this proposal required the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of all of the then-outstanding shares of our common stock entitled to vote generally in the election of directors, voting together as a single class. Accordingly, the stockholder proposal was not approved by the Company’s stockholders.

Item 7.01.	Regulation FD Disclosure.
On September 25, 2024, the Company issued a press release discussing certain matters relating to the consumer audio and consumer healthcare businesses. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
In accordance with General Instructions B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d) The following items are filed as exhibits to the Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release, Dated September 25, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION

Date: September 25, 2024	By:	/s/ MICAH YOUNG
Micah Young
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)